UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 3, 2025
(Date of earliest event reported)

ANAPTYSBIO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210,
San Diego, CA 92121
(Address of Principal Executive Offices, and Zip Code)

(858) 362-6295
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD.
On June 03, 2025, AnaptysBio, Inc. (“AnaptysBio” or the “Company”) issued a press release announcing positive rosnilimab data updated through six months in robust Phase 2b clinical trial in rheumatoid arthritis, a copy of which is attached hereto as Exhibit 99.1.
On June 03, 2025, AnaptysBio presented a slide presentation regarding the rosnilimab data, a copy of which is attached hereto as Exhibit 99.2.
On June 03, 2025, AnaptysBio updated its corporate investor presentation, a full copy of which is attached hereto as Exhibit 99.3.
The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
On June 03, 2025, AnaptysBio announced positive rosnilimab data updated through six months in robust Phase 2b RENOIR clinical trial in rheumatoid arthritis.
AnaptysBio announced that investigational rosnilimab, a depleter and agonist targeting PD-1+ T cells, demonstrated a best-in-disease profile in patients with moderate-to-severe rheumatoid arthritis (RA). In the robust, global 424-patient Phase 2b trial, rosnilimab achieved JAK-like efficacy on multiple clinically meaningful measures, including low disease activity (LDA) and remission on the Clinical Disease Activity Index (CDAI), as well as ACR70 response, over a six-month period. Furthermore, responses were then durable for at least two months off drug. Rosnilimab was safe and well tolerated.

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by AnaptysBio, Inc. regarding the positive rosnilimab data, dated June 03, 2025.
99.2	Presentation regarding updated rosnilimab data, presented June 03, 2025.
99.3	Anaptys Corporate Presentation June 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AnaptysBio, Inc.
Date: June 03, 2025	By:	/s/ Dennis Mulroy
Name: Dennis Mulroy
Title: Chief Financial Officer